UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

26-Nov-04

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Indenture dated as of September 1, 2004, providing for the issuance of SASCO Mortgage Loan Trust 2004-GEL3, Mortgage Backed Notes, Series 2004-GEL3)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858-24	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant's telephone number, including area code:     (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On  26-Nov-04 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated  26-Nov-04. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

Item 9.01  Financial Statements and Exhibits.

(C) Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  26-Nov-04

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  U.S. Bank National Association, as  Indenture Trustee  for:

SASCO MORTGAGE LOAN TRUST 2004-GEL3

MORTGAGE BACKED NOTES,

SERIES 2004-GEL3

By:

/s/ Charles Pedersen

Name:

Charles Pedersen

Title:

Vice President

Dated:  29-Nov-04

Index to Exhibits

Exhibit No. 99.1

Monthly Distribution Report dated:  26-Nov-04